UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 26, 2004

                     MERRILL LYNCH MORTGAGE INVESTORS, INC
             (Exact name of registrant as specified in its charter)


           Delaware                333-112231-06              13-3416059
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                                250 Vesey Street
                       4 World Financial Center 10th Floor
                               New York, NY 10080
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 449-0357

                                       N/A
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Terwin Mortgage Trust Asset-Backed Certificates, Series TNTS 2004-3HE pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2004 among Merrill Lynch Mortgage Investors, Inc., as Depositor, Countrywide Home Loans Servicing LP, as Servicer, Specialized Loan Servicing, LLC, as Servicer, Chase Manhattan Mortgage Corporation, as Master Servicer, Terwin Advisors LLC, as Seller, JPMorgan Chase Bank, as Securities Administrator and Backup Servicer, and U.S. Bank National Association, as Trustee.

     On July 26, 2004, August 25, 2004 and September 27, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions are filed as Exhibits 99.1, 99.2, and 99.3, respectively.


Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on July 26, 2004 is filed as
               Exhibit 99.1 hereto.

               Statement to Certificateholders on August 25, 2004 is filed as
               Exhibit 99.2 hereto.

               Statement to Certificateholders on September 27, 2004 is filed as
               Exhibit 99.3 hereto.

Terwin Mortgage Trust Asset-Backed Certificates,
Series TNTS 2004-3HE
-----------------------------------------------------


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        JPMORGAN CHASE BANK, N.A., not in its individual capacity but solely as Securities Administrator and Backup Servicer, under the Agreement referred to herein

Date: February 24, 2005   By:    /s/  Pei Huang
                                   --------------------------------------------
                          Name:   Pei Huang
                          Title:   Assistant Vice President

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         July 26, 2004

        99.2             Monthly Certificateholder Statement on
                         August 25, 2004

        99.3             Monthly Certificateholder Statement on
                         September 27, 2004

Exhibit 99.1
Monthly Certificateholder Statement on July 26, 2004

         Terwin Mortgage Asset-Backed Certificates Series 2004-3HE
                        Statement To Certificateholders
                                 July 26, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                 Ending
                Face         Principal                                                      Realized      Deferred    Principal
Class          Value         Balance          Principal         Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1A        102,171,000.00    94,122,717.40    9,417,514.16     115,091.17    9,532,605.33        0.00         0.00    84,705,203.24
A1B         98,113,000.00    98,113,000.00            0.00     141,091.94      141,091.94        0.00         0.00    98,113,000.00
M1          15,067,000.00    15,067,000.00            0.00      24,002.57       24,002.57        0.00         0.00    15,067,000.00
M2          12,862,000.00    12,862,000.00            0.00      27,689.03       27,689.03        0.00         0.00    12,862,000.00
M3           3,062,000.00     3,062,000.00            0.00       7,119.15        7,119.15        0.00         0.00     3,062,000.00
B1           3,675,000.00     3,675,000.00            0.00       9,493.75        9,493.75        0.00         0.00     3,675,000.00
B2           3,062,000.00     3,062,000.00            0.00       8,437.51        8,437.51        0.00         0.00     3,062,000.00
B3           3,062,000.00     3,062,000.00            0.00      11,733.41       11,733.41        0.00         0.00     3,062,000.00
N           13,200,000.00    11,236,330.16      883,650.57      58,054.37      941,704.94        0.00         0.00    10,352,679.59
X                    0.00             0.00            0.00           0.00            0.00        0.00         0.00             0.00
R                  100.00             0.00            0.00           0.00            0.00        0.00         0.00             0.00
TOTALS     254,274,100.00   244,262,047.56   10,301,164.73     402,712.90   10,703,877.63        0.00         0.00   233,960,882.83

AXA        102,171,000.00    94,122,717.40            0.00      23,530.68       23,530.68        0.00         0.00    84,705,203.24
AXB         98,113,000.00    98,113,000.00            0.00       4,088.04        4,088.04        0.00         0.00    98,113,000.00
M1X         15,067,000.00    15,067,000.00            0.00       1,255.58        1,255.58        0.00         0.00    15,067,000.00
M2X         12,862,000.00    12,862,000.00            0.00       1,071.83        1,071.83        0.00         0.00    12,862,000.00
M3X          3,062,000.00     3,062,000.00            0.00         204.13          204.13        0.00         0.00     3,062,000.00
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                   Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1A       881561EZ3      921.22732869    92.17404312     1.12645633      93.30049946     829.05328557        A1A          1.420000 %
A1B       881561FL3    1,000.00000000     0.00000000     1.43805551       1.43805551   1,000.00000000        A1B          1.670000 %
M1        881561FE9    1,000.00000000     0.00000000     1.59305568       1.59305568   1,000.00000000        M1           1.850000 %
M2        881561FF6    1,000.00000000     0.00000000     2.15277795       2.15277795   1,000.00000000        M2           2.500000 %
M3        881561FG4    1,000.00000000     0.00000000     2.32500000       2.32500000   1,000.00000000        M3           2.700000 %
B1        881561FH2    1,000.00000000     0.00000000     2.58333333       2.58333333   1,000.00000000        B1           3.000000 %
B2        881561FJ8    1,000.00000000     0.00000000     2.75555519       2.75555519   1,000.00000000        B2           3.200000 %
B3        881561FK5    1,000.00000000     0.00000000     3.83194317       3.83194317   1,000.00000000        B3           4.450000 %
N         881561FT6      851.23713333    66.94322500     4.39805833      71.34128333     784.29390833        N            6.000000 %
R         881561FS8        0.00000000     0.00000000     0.00000000       0.00000000       0.00000000        R            1.420000 %
TOTALS                   960.62496165    40.51204873     1.58377475      42.09582348     920.11291292

AXA       881561FA7      921.22732869     0.00000000     0.23030684       0.23030684     829.05328557        AXA          0.300000 %
AXB       881561FM1    1,000.00000000     0.00000000     0.04166665       0.04166665   1,000.00000000        AXB          0.050000 %
M1X       881561FB5    1,000.00000000     0.00000000     0.08333311       0.08333311   1,000.00000000        M1X          0.100000 %
M2X       881561FC3    1,000.00000000     0.00000000     0.08333307       0.08333307   1,000.00000000        M2X          0.100000 %
M3X       881561FD1    1,000.00000000     0.00000000     0.06666558       0.06666558   1,000.00000000        M3X          0.080000 %
----------------------------------------------------------------------------------------------------    --------------------------

    *Note: Class N is a notional class. All payments of principal to Class N represent a reduction in the Class N Notional Amount.


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Eva D Aryeetey
                    JPMorgan Chase Bank - ITS - Global Debt
                        JPM, 4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-5429
                              Fax: (212) 623-5932
                        Email: eva.d.aryeetey@chase.com

             Principal Remittance Amount                                                                              9,417,514.16

             Scheduled Principal Payments                                                                               196,939.71

             Principal Prepayments                                                                                    9,200,975.95
                                   Curtailments (Current)                                                                31,558.24
                                   Curtailments (Cumulative)                                                            228,680.41

             Repurchase Principal (Current)
                                   Balance of Mortgage Loans Repurchased                                                      0.00
                                   Number of Mortgage Loans Repurchased                                                       0.00

             Repurchase Principal (Cumulative)
                                   Balance of Mortgage Loans Repurchased                                                      0.00
                                   Number of Mortgage Loans Repurchased                                                       0.00

             Substitution Amounts                                                                                             0.00

             Net Liquidation Proceeds                                                                                         0.00

             Insurance Proceeds                                                                                               0.00

             Other Principal                                                                                                  0.00

             Gross Interest                                                                                           1,438,554.01

             Prepayment Premiums (Current)
                                   Number of Loans with Respect to which Prepayment Premiums were Collected                  27.00
                                   Balance of Loans with Respect to which Prepayment Premiums were Collected          3,563,899.39
                                   Amount of Prepayment Premiums Collected                                              133,424.27

             Prepayment Premiums (Cumulative)
                                   Number of Loans with Respect to which Prepayment Premiums were Collected                  28.00
                                   Balance of Loans with Respect to which Prepayment Premiums were Collected          3,841,479.57
                                   Amount of Prepayment Premiums Collected                                              140,105.87

Servicing Related Reporting Items
               Recoveries from Prior Loss Determinations (Current)                                                              0.00
               Recoveries from Prior Loss Determinations (Cumulative)                                                           0.00

               Reimbursement of Non-Recoverable Advances Previously Made (Current)                                        148,518.64
               Reimbursement of Non-Recoverable Advances Previously Made (Cumulative)                                     148,518.64

               Recovery of Reimbursements Previously Deemed Non-Recoverable (Current)                                           0.00
               Recovery of Reimbursements Previously Deemed Non-Recoverable (Cumulative)                                        0.00

               Servicing Fees                                                                                              98,781.86
               Master Servicing Fees                                                                                        1,975.64

               Back-Up Servicing Fees                                                                                         730.12
               Credit Risk Manager Fees                                                                                     2,963.46

               Current Monthly Advances                                                                                          N/A
               Total Outstanding Advances                                                                                        N/A

               Initial Number of Loans Outstanding                                                                             1,044

               Initial Aggregate Loan Balance                                                                         215,353,813.62

               Beginning Number of Loans Outstanding                                                                             156

               Beginning Aggregate Loan Balance                                                                       207,305,431.02

               Ending Number of Loans Outstanding                                                                              1,124

               Ending Aggregate Loan Balance                                                                          227,678,544.11

               Delinquent Mortgage Loans
                                      Group Totals
                                                                                Principal
                                      Period                Number                Balance              Percentage
                                     0-29 days                   1,075           217,160,837.70                 95.38 %
                                     30-59 days                     33             7,367,056.62                  3.24 %
                                     60-89 days                     12             2,468,406.59                  1.08 %
                                     90-119 days                     4               682,243.18                  0.30 %
                                     120+days                        0                     0.00                  0.00 %
                                      Total                      1,124           227,678,544.09                100.00 %
               * Delinquent Bankruptcies and Foreclosures are included in the table above.

               Bankruptcies
                                     Group Totals
                                                           Principal
                                      Number               Balance                Percentage
                                                0                    0.00        0.00%

               Foreclosures
                                     Group Totals
                                                           Principal
                                      Number               Balance                Percentage
                                                0                    0.00        0.00%

               REO Properties
                                     Group Totals
                                                           Principal
                                      Number               Balance                Percentage
                                                0                    0.00        0.00%

               Book Value of REO Properties                                                                              0.00

               Current Realized Losses                                                                                   0.00
               Cumulative Realized Losses                                                                                0.00

               Gross Weighted Average Coupon                                                                         7.2815 %

               Net Weighted Average Coupon                                                                           6.7528 %

               Weighted Average Remaining Term (Prior Month)                                                              346
               Weighted Average Remaining Term (Current Month)                                                            343

Trigger Event Occurrence                                                                                                    NO
                Does Rolling 3 Mo Delinq Rate equal or exceed 43% of Required Pct?                                          NO
                Rolling 3 Month Delinquency Rate                                                                      0.9487 %
                43% of Required Pct                                                                                   6.6938 %

                Do Cumm Realized Loss as a % of Orig Agg Loan Balance exceed Required Loss Pct?                             NO
                Cumulative Realized Losses as % of Orig Agg Loan Balance                                              0.0000 %
                Required Loss Percentage (Effective May 2007)                                                         3.0000 %

O/C Reporting   Minimum Required Overcollateralization Amount                                                     1,225,722.20
                                      Percentage of Initial Aggregate Loan Balance                                      0.50 %
                Ending Overcollateralization Amount                                                               4,070,340.87
                                      Percentage of Initial Aggregate Loan Balance                                      1.66 %
                Ending Overcollateralization Deficiency                                                                   0.00
                Monthly Excess Interest                                                                             808,280.67
                Net Excess Spread                                                                                       4.53 %
                Payment to Class X                                                                                        0.00

                Beginning Balance Prefunding Account                                                             29,790,627.25
                Subsequent Transfer Amount                                                                       29,771,028.75
                Distribution Account Deposit (applied to Principal Remittance Amount)                                19,598.50
                Ending Balance Prefunding Account                                                                         0.00

                Beginning Balance Capitalized Interest Account                                                            0.00
                Required Withdrawal                                                                                     110.29
                Ending Balance Capitalized Interest Account                                                               0.00


    *Note: Class N is a notional class. All payments of principal to Class N represent a reduction in the Class N Notional Amount.

Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


Exhibit 99.2
Monthly Certificateholder Statement on August 25, 2004

         Terwin Mortgage Asset-Backed Certificates Series 2004-3HE
                        Statement To Certificateholders
                                 August 25, 2004
                                    REVISED

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                 Ending
                Face         Principal                                                      Realized      Deferred    Principal
Class          Value         Balance          Principal         Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1A       102,171,000.00     84,705,203.24    7,529,052.00     110,822.64     7,639,874.64     0.00         0.00     77,176,151.24
A1B        98,113,000.00     98,113,000.00            0.00     148,804.72       148,804.72     0.00         0.00     98,113,000.00
M1         15,067,000.00     15,067,000.00            0.00      25,111.67        25,111.67     0.00         0.00     15,067,000.00
M2         12,862,000.00     12,862,000.00            0.00      28,403.58        28,403.58     0.00         0.00     12,862,000.00
M3          3,062,000.00      3,062,000.00            0.00       7,272.25         7,272.25     0.00         0.00      3,062,000.00
B1          3,675,000.00      3,675,000.00            0.00       9,646.88         9,646.88     0.00         0.00      3,675,000.00
B2          3,062,000.00      3,062,000.00            0.00       8,548.08         8,548.08     0.00         0.00      3,062,000.00
B3          3,062,000.00      3,062,000.00            0.00      11,737.67        11,737.67     0.00         0.00      3,062,000.00
N          13,200,000.00     10,352,679.59      995,204.81      51,763.40     1,046,968.21     0.00         0.00      9,357,474.78
X                   0.00              0.00            0.00           0.00             0.00     0.00         0.00              0.00
R                 100.00              0.00            0.00           0.00             0.00     0.00         0.00              0.00
TOTALS    254,274,100.00    233,960,882.83    8,524,256.81     402,110.89     8,926,367.70     0.00         0.00    225,436,626.02

AXA       102,171,000.00     84,705,203.24            0.00      21,176.30        21,176.30      0.00        0.00    77,176,151.24
AXB        98,113,000.00     98,113,000.00            0.00       4,088.04         4,088.04      0.00        0.00    98,113,000.00
M1X        15,067,000.00     15,067,000.00            0.00       1,255.58         1,255.58      0.00        0.00    15,067,000.00
M2X        12,862,000.00     12,862,000.00            0.00       1,071.83         1,071.83      0.00        0.00    12,862,000.00
M3X         3,062,000.00      3,062,000.00            0.00         204.13           204.13      0.00        0.00     3,062,000.00
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                   Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1A      881561EZ3      829.05328557   73.69069501    1.08467804     74.77537305          755.36259056     A1A       1.570000 %
A1B      881561FL3    1,000.00000000    0.00000000    1.51666670      1.51666670        1,000.00000000     A1B       1.820000 %
M1       881561FE9    1,000.00000000    0.00000000    1.66666689      1.66666689        1,000.00000000     M1        2.000000 %
M2       881561FF6    1,000.00000000    0.00000000    2.20833307      2.20833307        1,000.00000000     M2        2.650000 %
M3       881561FG4    1,000.00000000    0.00000000    2.37500000      2.37500000        1,000.00000000     M3        2.850000 %
B1       881561FH2    1,000.00000000    0.00000000    2.62500136      2.62500136        1,000.00000000     B1        3.150000 %
B2       881561FJ8    1,000.00000000    0.00000000    2.79166558      2.79166558        1,000.00000000     B2        3.350000 %
B3       881561FK5    1,000.00000000    0.00000000    3.83333442      3.83333442        1,000.00000000     B3        4.600000 %
N        881561FT6      784.29390833   75.39430379    3.92146970     79.31577348          708.89960455     N         6.000000 %
R        881561FS8        0.00000000    0.00000000    0.00000000      0.00000000            0.00000000     R         1.570000 %
TOTALS                  920.11291292   33.52388942    1.58140719     35.10529661          886.58902350

AXA      881561FA7      829.05328557    0.00000000    0.20726331      0.20726331          755.36259056     AXA       0.300000 %
AXB      881561FM1    1,000.00000000    0.00000000    0.04166665      0.04166665        1,000.00000000     AXB       0.050000 %
M1X      881561FB5    1,000.00000000    0.00000000    0.08333311      0.08333311        1,000.00000000     M1X       0.100000 %
M2X      881561FC3    1,000.00000000    0.00000000    0.08333307      0.08333307        1,000.00000000     M2X       0.100000 %
M3X      881561FD1    1,000.00000000    0.00000000    0.06666558      0.06666558        1,000.00000000     M3X       0.080000 %
----------------------------------------------------------------------------------------------------    --------------------------

    *Note: Class N is a notional class.  All payments of principal to Class N represent a reduction in the Class N Notional Amount.
    Delinquencies have been revised.

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Eva D Aryeetey
                    JPMorgan Chase Bank - ITS - Global Debt
                        JPM, 4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-5429
                              Fax: (212) 623-5932
                        Email: eva.d.aryeetey@chase.com


         Principal Remittance Amount                                                                                7,529,052.00

         Scheduled Principal Payments                                                                                 191,522.46

         Principal Prepayments                                                                                      7,337,529.54
                               Curtailments (Current)                                                                  36,339.84
                               Curtailments (Cumulative)                                                              265,020.25

         Repurchase Principal (Current)
                               Balance of Mortgage Loans Repurchased                                                        0.00
                               Number of Mortgage Loans Repurchased                                                         0.00

         Repurchase Principal (Cumulative)
                               Balance of Mortgage Loans Repurchased                                                        0.00
                               Number of Mortgage Loans Repurchased                                                         0.00

         Substitution Amounts                                                                                               0.00

         Net Liquidation Proceeds                                                                                           0.00

         Insurance Proceeds                                                                                                 0.00

         Other Principal                                                                                                    0.00

         Gross Interest                                                                                             1,379,802.68
         Prepayment Premiums (Current)
                               Number of Loans with Respect to which Prepayment Premiums were Collected                    23.00
                               Balance of Loans with Respect to which Prepayment Premiums were Collected            4,832,886.54
                               Amount of Prepayment Premiums Collected                                                145,574.79

         Prepayment Premiums (Cumulative)
                               Number of Loans with Respect to which Prepayment Premiums were Collected                    51.00
                               Balance of Loans with Respect to which Prepayment Premiums were Collected            8,674,366.11
                               Amount of Prepayment Premiums Collected                                                285,680.66

Servicing Related Reporting Items
                        Recoveries from Prior Loss Determinations (Current)                                               0.00
                        Recoveries from Prior Loss Determinations (Cumulative)                                            0.00

                        Reimbursement of Non-Recoverable Advances Previously Made (Current)                               0.00
                        Reimbursement of Non-Recoverable Advances Previously Made (Cumulative)                      148,518.64

                        Recovery of Reimbursements Previously Deemed Non-Recoverable (Current)                            0.00
                        Recovery of Reimbursements Previously Deemed Non-Recoverable (Cumulative)                         0.00

                        Servicing Fees                                                                               94,866.06
                        Master Servicing Fees                                                                         1,897.32

                        Back-Up Servicing Fees                                                                          656.53
                        Credit Risk Manager Fees                                                                      2,845.98

                        Current Monthly Advances                                                                           N/A
                        Total Outstanding Advances                                                                         N/A

                        Initial Number of Loans Outstanding                                                              1,044

                        Initial Aggregate Loan Balance                                                          215,353,813.62

                        Beginning Number of Loans Outstanding                                                            1,124

                        Beginning Aggregate Loan Balance                                                        227,678,544.11

                        Ending Number of Loans Outstanding                                                               1,089

                        Ending Aggregate Loan Balance                                                           220,149,492.11

                        Delinquent Mortgage Loans
                                               Group Totals
                                                                                         Principal
                                               Period                Number                Balance              Percentage
                                              0-29 days                   1,037           208,366,476.00                 94.65 %
                                              30-59 days                     27             5,848,651.29                  2.66 %
                                              60-89 days                     12             3,164,827.83                  1.44 %
                                              90-119 days                     8             1,710,086.63                  0.78 %
                                              120+days                        5             1,059,449.98                  0.48 %
                                               Total                      1,089           220,149,491.73                100.01 %
                        * Delinquent Bankruptcies and Foreclosures are included in the table above.

                        Bankruptcies
                                              Group Totals
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00           0.00%

                        Foreclosures
                                              Group Totals
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00           0.00%

                        REO Properties
                                              Group Totals
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00           0.00%

                        Book Value of REO Properties                                                                          0.00

                        Current Realized Losses                                                                               0.00
                        Cumulative Realized Losses                                                                            0.00

                        Gross Weighted Average Coupon                                                                     7.2724 %

                        Net Weighted Average Coupon                                                                       6.7439 %

                        Weighted Average Remaining Term (Prior Month)                                                          343
                        Weighted Average Remaining Term (Current Month)                                                        342

Trigger Event Occurrence                                                                                                         NO
                         Does Rolling 3 Mo Delinq Rate equal or exceed 43% of Required Pct?                                      NO
                         Rolling 3 Month Delinquency Rate                                                                  1.6431 %
                         43% of Required Pct                                                                               7.2916 %

                         Do Cumm Realized Loss as a % of Orig Agg Loan Balance exceed Required Loss Pct?                         NO
                         Cumulative Realized Losses as % of Orig Agg Loan Balance                                          0.0000 %
                         Required Loss Percentage (Effective May 2007)                                                     3.0000 %

O/C Reporting            Minimum Required Overcollateralization Amount                                                 1,225,722.20
                                               Percentage of Initial Aggregate Loan Balance                                  0.50 %
                         Ending Overcollateralization Amount                                                           4,070,340.87
                                               Percentage of Initial Aggregate Loan Balance                                  1.66 %
                         Ending Overcollateralization Deficiency                                                               0.00
                         Monthly Excess Interest                                                                         901,393.41
                         Net Excess Spread                                                                                   4.75 %
                         Payment to Class X                                                                                    0.00


    *Note: Class N is a notional class.  All payments of principal to Class N represent a reduction in the Class N Notional Amount.
    Delinquencies have been revised.

Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


Exhibit 99.3
Monthly Certificateholder Statement on September 27, 2004

         Terwin Mortgage Asset-Backed Certificates Series 2004-3HE
                        Statement To Certificateholders
                                 September 275, 2004
                                    REVISED

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                 Ending
                Face         Principal                                                      Realized      Deferred    Principal
Class          Value         Balance          Principal         Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1A       102,171,000.00     77,176,151.24   10,218,375.78     122,742.24   10,341,118.02      0.00        0.00       66,957,775.46
A1B        98,113,000.00     98,113,000.00            0.00     178,524.78      178,524.78      0.00        0.00       98,113,000.00
M1         15,067,000.00     15,067,000.00            0.00      29,901.72       29,901.72      0.00        0.00       15,067,000.00
M2         12,862,000.00     12,862,000.00            0.00      33,189.32       33,189.32      0.00        0.00       12,862,000.00
M3          3,062,000.00      3,062,000.00            0.00       8,462.60        8,462.60      0.00        0.00        3,062,000.00
B1          3,675,000.00      3,675,000.00            0.00      11,167.41       11,167.41      0.00        0.00        3,675,000.00
B2          3,062,000.00      3,062,000.00            0.00       9,866.02        9,866.02      0.00        0.00        3,062,000.00
B3          3,062,000.00      3,062,000.00            0.00      13,374.56       13,374.56      0.00        0.00        3,062,000.00
N          13,200,000.00      9,357,474.78      957,186.14      51,466.11    1,008,652.25      0.00        0.00        8,400,288.64
X                   0.00              0.00            0.00           0.00            0.00      0.00        0.00                0.00
R                 100.00              0.00            0.00           0.00            0.00      0.00        0.00                0.00
TOTALS    254,274,100.00    225,436,626.02   11,175,561.92     458,694.76   11,634,256.68      0.00        0.00      214,261,064.10

AXA       102,171,000.00     77,176,151.24            0.00      19,294.04       19,294.04      0.00        0.00       66,957,775.46
AXB        98,113,000.00     98,113,000.00            0.00       4,088.04        4,088.04      0.00        0.00       98,113,000.00
M1X        15,067,000.00     15,067,000.00            0.00       1,255.58        1,255.58      0.00        0.00       15,067,000.00
M2X        12,862,000.00     12,862,000.00            0.00       1,071.83        1,071.83      0.00        0.00       12,862,000.00
M3X         3,062,000.00      3,062,000.00            0.00         204.13          204.13      0.00        0.00        3,062,000.00
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                   Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1A      881561EZ3       755.36259056    100.01248671    1.20134128     101.21382799      655.35010385     A1A     1.735000 %
A1B      881561FL3     1,000.00000000      0.00000000    1.81958334       1.81958334    1,000.00000000     A1B     1.985000 %
M1       881561FE9     1,000.00000000      0.00000000    1.98458353       1.98458353    1,000.00000000     M1      2.165000 %
M2       881561FF6     1,000.00000000      0.00000000    2.58041673       2.58041673    1,000.00000000     M2      2.815000 %
M3       881561FG4     1,000.00000000      0.00000000    2.76374918       2.76374918    1,000.00000000     M3      3.015000 %
B1       881561FH2     1,000.00000000      0.00000000    3.03875102       3.03875102    1,000.00000000     B1      3.315000 %
B2       881561FJ8     1,000.00000000      0.00000000    3.22208361       3.22208361    1,000.00000000     B2      3.515000 %
B3       881561FK5     1,000.00000000      0.00000000    4.36791639       4.36791639    1,000.00000000     B3      4.765000 %
N        881561FT6       708.89960455     72.51410152    3.89894773      76.41304924      636.38550303     N       6.000000 %
R        881561FS8         0.00000000      0.00000000    0.00000000       0.00000000        0.00000000     R       1.735000 %
TOTALS                   886.58902350     43.95084643    1.80393819      45.75478462      842.63817707

AXA      881561FA7       755.36259056      0.00000000    0.18884067       0.18884067      655.35010385     AXA     0.300000 %
AXB      881561FM1     1,000.00000000      0.00000000    0.04166665       0.04166665    1,000.00000000     AXB     0.050000 %
M1X      881561FB5     1,000.00000000      0.00000000    0.08333311       0.08333311    1,000.00000000     M1X     0.100000 %
M2X      881561FC3     1,000.00000000      0.00000000    0.08333307       0.08333307    1,000.00000000     M2X     0.100000 %
M3X      881561FD1     1,000.00000000      0.00000000    0.06666558       0.06666558    1,000.00000000     M3X     0.080000 %
----------------------------------------------------------------------------------------------------    --------------------------

    *Note: Class N is a notional class. All payments of principal to Class N represent a reduction in the Class N Notional Amount.


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Eva D Aryeetey
                    JPMorgan Chase Bank - ITS - Global Debt
                        JPM, 4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-5429
                              Fax: (212) 623-5932
                        Email: eva.d.aryeetey@chase.com

           Principal Remittance Amount                                                                           10,218,375.78

           Scheduled Principal Payments                                                                             185,403.95

           Principal Prepayments                                                                                 10,032,971.83
                                 Curtailments (Current)                                                              35,684.27
                                 Curtailments (Cumulative)                                                          300,704.52

           Repurchase Principal (Current)
                                 Balance of Mortgage Loans Repurchased                                                    0.00
                                 Number of Mortgage Loans Repurchased                                                     0.00

           Repurchase Principal (Cumulative)
                                 Balance of Mortgage Loans Repurchased                                                    0.00
                                 Number of Mortgage Loans Repurchased                                                     0.00

           Substitution Amounts                                                                                           0.00

           Net Liquidation Proceeds                                                                                       0.00

           Insurance Proceeds                                                                                             0.00

           Other Principal                                                                                                0.00

           Gross Interest                                                                                         1,333,434.45

           Prepayment Premiums (Current)
                                 Number of Loans with Respect to which Prepayment Premiums were Collected                32.00
                                 Balance of Loans with Respect to which Prepayment Premiums were Collected        6,816,104.20
                                 Amount of Prepayment Premiums Collected                                            205,310.07

           Prepayment Premiums (Cumulative)
                                 Number of Loans with Respect to which Prepayment Premiums were Collected                83.00
                                 Balance of Loans with Respect to which Prepayment Premiums were Collected       15,490,470.31
                                 Amount of Prepayment Premiums Collected                                            490,990.73

Servicing Related Reporting Items
             Recoveries from Prior Loss Determinations (Current)                                                            0.00
             Recoveries from Prior Loss Determinations (Cumulative)                                                         0.00

             Reimbursement of Non-Recoverable Advances Previously Made (Current)                                            0.00
             Reimbursement of Non-Recoverable Advances Previously Made (Cumulative)                                   148,518.64

             Recovery of Reimbursements Previously Deemed Non-Recoverable (Current)                                         0.00
             Recovery of Reimbursements Previously Deemed Non-Recoverable (Cumulative)                                      0.00

             Servicing Fees                                                                                            91,728.96
             Master Servicing Fees                                                                                      1,834.58

             Back-Up Servicing Fees                                                                                       634.59
             Credit Risk Manager Fees                                                                                   2,751.87

             Current Monthly Advances                                                                                        N/A
             Total Outstanding Advances                                                                                      N/A

             Initial Number of Loans Outstanding                                                                           1,044

             Initial Aggregate Loan Balance                                                                       215,353,813.62

             Beginning Number of Loans Outstanding                                                                         1,089

             Beginning Aggregate Loan Balance                                                                     220,149,492.11

             Ending Number of Loans Outstanding                                                                            1,044

             Ending Aggregate Loan Balance                                                                        209,931,116.33

             Delinquent Mortgage Loans
                                    Group Totals
                                                                              Principal
                                    Period                Number                Balance              Percentage
                                   0-29 days                     986           196,395,295.09                 93.55 %
                                   30-59 days                     26             5,259,881.89                  2.51 %
                                   60-89 days                     15             3,977,499.51                  1.89 %
                                   90-119 days                     7             1,954,675.86                  0.93 %
                                   120+days                       10             2,343,763.98                  1.12 %
                                    Total                      1,044           209,931,116.33                100.00 %
             * Delinquent Bankruptcies and Foreclosures are included in the table above.

             Bankruptcies
                                   Group Totals
                                                         Principal
                                    Number               Balance                Percentage
                                              2              314,082.11                  0.15 %

             Foreclosures
                                   Group Totals
                                                         Principal
                                    Number               Balance                Percentage
                                             22            5,227,419.24                  2.49 %

             REO Properties
                                   Group Totals
                                                         Principal
                                    Number               Balance                Percentage
                                              0                    0.00                  0.00 %

             Book Value of REO Properties                                                                                  0.00

             Current Realized Losses                                                                                       0.00
             Cumulative Realized Losses                                                                                    0.00

             Gross Weighted Average Coupon                                                                             7.2683 %

             Net Weighted Average Coupon                                                                               6.7399 %

             Weighted Average Remaining Term (Prior Month)                                                                  342
             Weighted Average Remaining Term (Current Month)                                                                342

Trigger Event Occurrence                                                                                                       NO
                Does Rolling 3 Mo Delinq Rate equal or exceed 43% of Required Pct?                                              NO
                Rolling 3 Month Delinquency Rate                                                                          2.9713 %
                43% of Required Pct                                                                                       7.0957 %

                Do Cumm Realized Loss as a % of Orig Agg Loan Balance exceed Required Loss Pct?                                 NO
                Cumulative Realized Losses as % of Orig Agg Loan Balance                                                  0.0000 %
                Required Loss Percentage (Effective May 2007)                                                             3.0000 %

O/C Reporting   Minimum Required Overcollateralization Amount                                                         1,225,722.20
                                      Percentage of Initial Aggregate Loan Balance                                          0.50 %
                Ending Overcollateralization Amount                                                                   4,070,340.87
                                      Percentage of Initial Aggregate Loan Balance                                          1.66 %
                Ending Overcollateralization Deficiency                                                                       0.00
                Monthly Excess Interest                                                                                 803,342.18
                Net Excess Spread                                                                                           3.98 %
                Payment to Class X                                                                                            0.00


    *Note: Class N is a notional class. All payments of principal to Class N represent a reduction in the Class N Notional Amount.


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.